SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 21, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


         Maryland                     1-12002                    23-2715194
     (State or other                (Commission               (I.R.S. Employer
jurisdiction of incorporation)      File Number)             Identification No.)



            1311 Mamaroneck Avenue, Suite 260
                 White Plains, New York                     10605
         (Address of principal executive offices)         (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

On July 21, 2004, the Registrant, Acadia Realty Trust, entered into a joint venture agreement (the "Agreement") with six institutional investors (the "Investors"). Under the terms of the Agreement, the Registrant and the Investors will contribute $60 million and $240 million, respectively, for the purpose of acquiring real estate assets. On July 21, 2004, the Registrant issued a press release discussing this. A copy of the press release is included as an exhibit to this filing.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1     Press release dated July 21, 2004



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACADIA REALTY TRUST
                                         (Registrant)


Date: July 21, 2004                    By: /s/ Michael Nelsen
                                           -------------------------------------
                                          Name:  Michael Nelsen
                                          Title: Sr. Vice President and
                                                 Chief Financial Officer